OGE

Edison Electric Institute Financial Conference

Pete Delaney
Chairman, President and CEO
November 11, 2008

OGE Energy Corp.

OG+E

OGE Energy Corp
(NYSE: OGE)
(Baa1, BBB, A)

OG+E
(A2, BBB+, AA-)

- Largest electric utility in Oklahoma
- Over 768,000 customers
- Rates 28% below the national average

OGE Transmission LLC

- Partner with AEP/Mid-American to construct 765 kV lines in NW Oklahoma
- Expected in-service date of 2013

Enogex
An OGE Energy Corp. Company
(Baa3, BBB+, BBB)

- Integrated midstream company providing natural gas gathering, compression, treating/dehydration, processing, transportation and storage
- ~2,318 miles of natural gas transmission pipe and two storage facilities
- ~5,534 miles of gathering pipeline

Safe Harbor

Some of the matters discussed on this news release may contain forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, access to existing lines of credit, actions of rating agencies and their impact on capital expenditures; the Company's ability and the ability of its subsidiaries to access the capital markets and obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy and natural gas midstream industries; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; federal or state legislation and regulatory decisions and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of regulated accounting principles under SFAS No. 71; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; the risk that the proposed joint venture with Energy Transfer Partners L.P. will not be completed, or will not be completed on the terms currently contemplated; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission including Risk Factors and Exhibit 99.01 to the Company's Form 10-K for the year ended December 31, 2007 and risk factors in the Company's form 10Q for the quarter ended September 30, 2008.

OGE

OGE is Well Positioned to Provide Attractive Investments Returns

Advantaged Regional Position	✓ Resilient Oklahoma economy ✓ Positioned in the national "Wind Corridor" ✓ Midstream assets situated in prolific gas basins
Abundant Investment Opportunities	✓Considerable organic growth in gathering and transportation segments ✓ Wind and transmission investments ✓ Infrastructure, T&D and smart grid upgrades
Constructive Regulatory Environment	✓State legislature supportive of renewables ✓ Constructive state commissions in OK and AR ✓ FERC & SPP support of transmission expansion
Financial Flexibility	✓Scalability and diversity of capital program ✓Ability to de-lever without issuing equity ✓Strong credit metrics and adequate liquidity ✓Low dividend payout ratio

OGE's Strategic Focus

OG&E

- Invest in infrastructure to preserve system reliability
- Provide energy management solutions to our customers through a "smart" distribution system
- Leverage unique geographic position to develop renewable energy resources (wind and transmission)
- Upgrade IT capabilities to drive operational efficiencies
- Defer new fossil generation until 2020

Enogex
An OGE Energy Corp. Company

- Continue to grow natural gas pipeline business through organic growth and acquisitions
- Continue to add additional fixed-fee business to the portfolio through the ETP Enogex Partnership
- Expand into other geographic supply basins through ETP Enogex Partnership
- Increase scale to enhance competitive mid-stream position

Advantaged Regional Position:

Oklahoma's Renewable and Natural Gas Resources Provides Opportunity

- Natural resources help drive economic growth in the region
  - Job growth for the past 12 months was 1.4% with over 22,500 jobs created
  - State income and population growth top the national average
  - Resilient economy during uncertain times
- OG&E's electric rates are 28% below the national average



Electric Utility and Natural Gas Pipeline
Enogex
An OGE Energy Corp. Company
OG&E
OG&E service area
Enogex pipeline
Wind power facilities
Power plant
Natural gas processing
Natural gas storage
Major gas supply basins

Long-Term Transmission Build Out


Partnership with ETA
Existing Wind Farm
345+ kV Existing Transmission
345+ kV Planned Transmission
765 kV Proposed Transmission
N

Source: OWPI, SPP, Energy Insights, OGE

Enogex is well-positioned in the Mid-Continent with access to several major supply basins

Enogex
An OGE Energy Corp. Company


Expansion Corridors
Proved Reserve Basins
Enogex System
Gathering
Transportation

This advantaged position leads to Abundant Investment Opportunities for OGE

OG+E

- **Renewable Energy Development**
  - Wind Power
  - Transmission
- **Transmission and Distribution**
  - Aging Infrastructure
  - Expand Informational Capacities of System
  - Expansion for system growth and renewables
- **Positive Energy™ Development**
  - Demand Side Management
  - Home Network Focus

Enogex An OGE Energy Corp. Company

- **Transportation**
  - Mid-Continent Express Pipeline
  - Gulf Crossings Pipeline
  - Intrastate Pipeline Needs
- **Gathering and Processing**
  - Woodford Shale
  - Anadarko Basin Expansion
  - Processing Capacity Expansion

Attractive risk/return characteristics of OGE's investment program

OG&E:

- Seek regulatory pre-approval and riders for large and/or long-term construction projects
- Majority of construction portfolio duration is less than one year
- Transmission recovery via FERC and SPP cost allocation methodologies

Enogex:

- Established rate of return goals based upon cash flow risk
- Continued movement towards fee-based portfolio
- Minimum cap ex required to maintain volumes



Lower Risk
Higher Risk
Transmission, Distribution, DSM, Distributed Generation, Large Scale Generation
Contracted Transport, Leased Storage, Gathering, Fixed Fee, POL and KW Processing

OG&E expects to make discretionary investments in transmission, wind farms and smart grid technology



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2008
2009
2010
2011
2012
2013
Discretionary Investments
T&D
Redbud
Transmission
Wind (OU Spirit)
Power Supply & Other
EHV
Discretionary

Regulatory Plan

Jurisdiction	Implemented		Regulatory Plan	
	2007	2008	2009	2010
Oklahoma	Security Rider Centennial Rider	Security Rider Centennial Rider Redbud Rider (Sept) Storm Cost Rider (Sept)	Rate Increase (Aug-Sept) Storm Cost Rider	Renewables Rider (Mid-Year) Storm Cost Rider
Arkansas			Rate Increase (July)	
FERC		Formula Rate Increase (July)	Formula Rate Increase	Formula Rate Increase

Potential Utility Margin Growth Drivers

(in millions of $ on a cumulative basis)



$253
Transmission
Storm Rider
OU Spirit
Sales Growth
AR Rate Case
OK Rate Case
Redbud Rider
$145
Storm Rider
Sales Growth
AR Rate Case
OK Rate Case
Redbud Rider
$30
Sales Growth
Redbud Rider
2008
2009
2010

Utility Earnings Guidance		
$1.45 - $1.50	$1.87 - $2.00	TBD

Enogex

An OGE Energy Corp. Company

Enogex has Well Positioned Assets

- Transportation and storage system links major mid-continent producing basins with consumers in the Southeastern and Eastern markets
- Serving across the entire midstream value chain
- Approximately 2,318 miles of natural gas transmission pipe and two storage facilities
  - Average daily throughput of 1.52 Bcf/d in 2007
  - Connects to 11 different intrastate and interstate pipelines at 64 interconnection points
  - Two storage fields with working gas capacity of 23 Bcf
- Over 5,534 miles of gathering pipeline
  - Connects to approximately 3,100 wells and 250 central receipt points
  - Gather ~ 1 Bcf/d
  - Six active processing plants, with 723 MMcf/d of inlet capacity, and 50% interest in an additional processing plant with 20 MMcf/d of inlet capacity

Enogex's Cap Ex Growth Driven by Organic Projects

Growth Expansion Areas


TEXAS
Enogex

Capital Expenditures


$MM
$360
$320
$280
$240
$200
$160
$120
$80
$40
$0
$67
$41
$26
$166
$133
$33
$324
$300
$24
$277
$248
$29
2006
2007
2008E
2009E
Maintenance
Expansion

Enogex Solid Financial Performance

*Mid-point of 2008 - 2009 Guidance



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
8.5%
18.4%
22.1%
26.0%
17.3%
2005
2006
2007
2008E*
2009E*
ROE

*Mid-point of 2008 - 2009 Guidance

$ in millions



$300
$250
$200
$150
$100
$50
$0
138
189
208
241
213
11.5%
CAGR
2005
2006
2007
2008*
2009*
EBITDA

[1] A reconciliation of EBITDA to net income and net cash provided from operating activities, its most directly comparable financial measures as calculated and projected in accordance with generally accepted accounting principles, is included on the previous slides.

ETP Enogex Partners Meets Strategic Objectives

- Reduced volatility of earnings and cash flow
  - ETP's assets are nearly 100% fee-based, and would greatly reduce the volatility of Enogex's cash flows
  - Would further diversify earnings and cash flow stream to support OG&E capital needs
- Geographic and basin diversity
  - Would be a significant increase in asset footprint (assets in 11 states)
  - Would add Piceance, Uintah and San Juan Basins to gathering portfolio
- Pipeline transportation capacity would be significantly increased
  - Two interstate pipelines coupled with strategic intrastate pipeline
  - 5,963 miles of transportation pipe and 23 BCF of working storage
- Larger scale and scope - more competitive
  - Would significantly increase access to markets for customers
  - Would provide financial flexibility due to synergies and earnings profile
  - Would be a stronger combination of financial and management resources

ETP Enogex Partners Offers Value to Customers

The proposed transaction creates a flexible system with more market options

Consolidated Asset Map



Canyon
Colorado
San Juan Lateral
Kansas
Missouri
Kentucky
Midcontinent Express
Tennessee
California
Arizona
New Mexico
Arkansas
Mississippi
Phoenix Lateral
Texas
Louisiana

ETP's revenues are primarily fixed fee, long-haul transportation revenues

OGE has Adequate Existing Liquidity in 2009 to Fund Growth

Without Access to the Capital Markets


$1,433
$1,026
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
150
607
676
407
133
277
616
Sources
Uses
Utility % Hold Co. Capex
Enogex Capex
Dividend
Credit Lines Available
CFO*
18 Month Loan
Net Liquidity

* mid-point of 2009 guidance

OGE's Strong Financial Approach

- Strong balance sheet and credit ratings with adequate liquidity
- Low dividend consolidated/utility payout ratio
- Short-term duration of capital commitments
- Flexibility to de-lever without equity issuance

Investment Thesis

- Current investments identified to date should drive solid earnings growth for 3 years
- Multiple discretionary growth opportunities in our portfolio
- Discretionary investments should accelerate base line growth
- Sum-of-the-parts: Utility valuation below book value

OG+E®

Edison Electric Institute Financial Conference

Pete Delaney

Chairman, President and CEO

November 11, 2008

OGE Energy Corp.


OG&E
Appendix
OGE Energy Corp.

2008 Financial Outlook

Consolidated earnings guidance is \$2.40 - \$2.55 per share, or \$224 - \$238 million of net income based on 93.2 million average diluted shares outstanding

	Earnings guidance per Q3 2008 Form 10-Q	
(In millions, except per share data)	Dollars	Diluted EPS
OG&E	\$135- \$140	\$1.45- \$1.50
Enogex	\$89 - \$96	\$0.95 - \$1.03
Holding Co & Marketing	\$ 0 - \$ 2	\$0.00 - \$0.02
Consolidated	\$224 - \$238	\$2.40 - \$2.55

2009 Financial Outlook

Consolidated earnings guidance is $2.30 - $2.60 per share, or $220 - $248 million of net income based on 95.5 million average diluted shares outstanding

(In millions, except per share data)	Dollars	Diluted EPS
OG&E …………....................................	$179 - $191	$1.87 - $2.00
Enogex …………....................................	$51 - $75	$0.53 - $0.79
Holding Co. and Marketing	($14) - ($16)	($0.15) - ($0.17)
Total	$220 - $248	$2.30 - $2.60

Enogex's Non-GAAP Financial Measures

Enogex has included in this presentation the non-GAAP financial measure EBITDA. Enogex defines EBITDA as net income before interest, income taxes and depreciation. EBITDA is used as a supplemental financial measure by external users of the Company's financial statements such as investors, commercial banks and others, to assess:

- the financial performance of Enogex's assets without regard to financing methods, capital structure or historical cost basis;
- Enogex's operating performance and return on capital as compared to other companies in the midstream energy sector, without regard to financing or capital structure; and
- the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

The economic substance behind the use of EBITDA is to measure the ability of Enogex's assets to generate cash sufficient to pay interest costs, support indebtedness and pay dividends to OGE Energy.

Enogex provides a reconciliation of EBITDA to its most directly comparable financial measures as calculated and presented in accordance with generally accepted accounting principles ("GAAP"). The GAAP measures most directly comparable to EBITDA are net cash provided from operating activities and net income. The non-GAAP financial measure of EBITDA should not be considered as an alternative to GAAP net cash provided from operating activities and GAAP net income. EBITDA is not a presentation made in accordance with GAAP and has important limitations as an analytical tool. EBITDA should not be considered in isolation or as a substitute for analysis of Enogex's results as reported under GAAP. Because EBITDA excludes some, but not all, items that affect net income and net cash provided from operating activities and is defined differently by different companies in Enogex's industry, Enogex's definition of EBITDA may not be comparable to similarly titled measures of other companies.

To compensate for the limitations of EBITDA as an analytical tool, Enogex believes it is important to review the comparable GAAP measures and understand the differences between the measures.

Reconciliation of EBITDA to Net Income

In millions of $	*For the years ended December 31,*				
	2005	*2006*	*2007*	*2008**	*2009**
Net Income	**$ 44.7**	**$ 77.5**	**$ 86.2**	**$ 92.3**	**$ 63.2**
Add:					
Interest expense, net	**29.7**	**20.7**	**22.4**	**34.5**	**43.9**
Income tax expense	**23.4**	**48.0**	**53.5**	**59.0**	**34.8**
Depreciation	**40.4**	**42.3**	**45.9**	**55.3**	**71.0**
EBITDA	**$ 138.2**	**$ 188.5**	**$ 208.0**	**$ 241.1**	**$ 212.9**

*** Based on the mid-point of 2008 and 2009 earnings guidance.**

Reconciliation of EBITDA to Net Cash Provided from Operating Activities

In millions of $	*For the years ended December 31,* 2005	2006	2007	2008*	2009*
Net cash provided by operating activities	$ 235.2	$ 131.6	$ 107.8	$ 192.7	$ 168.8
Interest expense, net	29.7	20.7	22.4	34.5	43.9
Changes in operating working capital which provided (used) cash:					
Accounts receivable	60.3	(236.9)	(0.9)	94.4	84.0
Accounts payable	(84.6)	222.7	(4.9)	11.4	11.4
Other, including changes in noncurrent assets and liabilities	(102.4)	50.4	83.6	(91.9)	(95.2)
EBITDA	$ 138.2	$ 188.5	$ 208.0	$ 241.1	$ 212.9

* Based on the mid-point of 2008 and 2009 earnings guidance.

2009 Processing Hedges – Keep Whole

	Gallons	Shrink (MMBtu Equivalent)	Gross Margin	Option Premiums	Spread
Hedged Value					
Propane	56,904,000	5,210,177	$ 13,771,611	$ (2,848,802)	$ 2.10
Normal Butane	16,163,784	1,675,896	$ 4,798,848	$ (890,486)	$ 2.33
Iso Butane	10,943,856	1,090,138	$ 4,033,505	$ (619,646)	$ 3.13
Natural Gasoline	22,200,192	2,554,150	$ 11,635,629	$ (1,430,800)	$ 4.00
Total	106,211,832	10,530,360	$ 34,239,593	$ (5,789,734)	
Put Value Above Strike					
Propane			$ 87,138		
Normal Butane			$ 0		
Iso Butane			$ 419,141		
Natural Gasoline			$ 2,873,735		
Total			$ 3,180,014		
Unhedged					
Propane	8,474,874	778,248	$ 2,925,433		$ 3.76
Normal Butane	3,940,641	409,375	$ 1,504,331		$ 3.67
Iso Butane	1,293,572	129,323	$ 709,779		$ 5.49
Natural Gasoline	1,471,637	151,761	$ 1,335,828		$ 8.80
Total	15,180,525	1,468,707	$ 6,475,371		
Total					
Propane	65,378,874	5,988,425	$ 16,784,181	$ (2,848,802)	$ 2.33
Normal Butane	20,104,425	2,085,271	$ 6,303,179	$ (890,486)	$ 2.60
Iso Butane	12,237,428	1,219,460	$ 5,162,425	$ (619,646)	$ 3.73
Natural Gasoline	23,671,829	2,705,911	$ 15,845,192	$ (1,430,800)	$ 5.25
Total	121,392,357	11,999,067	$ 43,894,978	$ (5,789,734)	

2009 Processing Hedges – Percent of Liquids

	Gallons		Gross Margin		Option Premiums		Price
Hedged Value							
Propane	3,424,800	$	3,293,964	$	(155,844)	$	0.92
Normal Butane	1,123,416	$	1,281,474	$	(61,570)	$	1.09
Iso Butane	421,344	$	502,992	$	(21,694)	$	1.14
Natural Gasoline	1,034,208	$	1,499,267	$	(74,850)	$	1.38
Total	6,003,768	$	6,577,696	$	(313,958)		
Put Value Above Strike							
Propane		$	12,193				
Normal Butane		$	(0)				
Iso Butane		$	7,462				
Natural Gasoline		$	102,789				
Total		$	122,444				
Unhedged							
Propane	5,760,142	$	5,226,942			$	0.91
Normal Butane	2,075,059	$	2,124,952			$	1.02
Iso Butane	1,171,543	$	1,361,045			$	1.16
Natural Gasoline	2,408,046	$	3,778,452			$	1.57
Total	11,414,790	$	12,491,391				
Total							
Propane	9,184,942	$	8,533,100	$	(155,844)	$	0.91
Normal Butane	3,198,475	$	3,406,426	$	(61,570)	$	1.05
Iso Butane	1,592,887	$	1,871,498	$	(21,694)	$	1.16
Natural Gasoline	3,442,254	$	5,380,508	$	(74,850)	$	1.54
Total	17,418,558	$	19,191,532	$	(313,958)		

2010 Processing Hedges – Keep Whole

	Gallons	Shrink (MMBtu Equivalent)	Gross Margin	Option Premiums	Spread
Hedged Value					
Propane	55,727,784	5,102,695	$ 26,882,511	$ (7,625,186)	$ 3.77
Normal Butane	15,923,880	1,651,091	$ 4,479,987	$ (921,342)	$ 2.16
Iso Butane	10,319,904	1,028,026	$ 3,505,432	$ (635,048)	$ 2.79
Natural Gasoline	22,008,168	2,532,163	$ 24,634,587	$ (5,407,001)	$ 7.59
Total	103,979,736	10,313,976	$ 59,502,517	$ (14,588,577)	
Put Value Above Strike					
Propane			$ -		
Normal Butane			$ 174,846		
Iso Butane			$ 837,616		
Natural Gasoline			$ -		
Total			$ 1,012,462		
Unhedged					
Propane	13,392,911	1,228,484	$ 3,093,496		$ 2.52
Normal Butane	5,452,169	566,075	$ 1,647,109		$ 2.91
Iso Butane	2,637,794	263,208	$ 1,286,776		$ 4.89
Natural Gasoline	3,049,175	332,723	$ 2,857,315		$ 8.59
Total	24,532,050	2,390,491	$ 8,884,696		
Total					
Propane	69,120,695	6,331,179	$ 29,976,006	$ (7,625,186)	$ 3.53
Normal Butane	21,376,049	2,217,167	$ 6,301,943	$ (921,342)	$ 2.43
Iso Butane	12,957,698	1,291,235	$ 5,629,824	$ (635,048)	$ 3.87
Natural Gasoline	25,057,343	2,864,886	$ 27,491,902	$ (5,407,001)	$ 7.71
Total	128,511,786	12,704,467	$ 69,399,675	$ (14,588,577)	

2010 Processing Hedges – Percent of Liquids

	Gallons		Gross Margin		Option Premiums		Price
Hedged Value							
Propane	3,542,616	$	4,166,724	$	(483,015)	$	1.04
Normal Butane	1,338,120	$	1,472,553	$	(104,802)	$	1.02
Iso Butane	536,256	$	616,881	$	(44,949)	$	1.07
Natural Gasoline	1,175,832	$	2,459,933	$	(356,743)	$	1.79
Total	6,592,824	$	8,716,092	$	(989,509)		
Put Value Above Strike							
Propane		$	-				
Normal Butane		$	2,773				
Iso Butane		$	26,065				
Natural Gasoline		$	-				
Total		$	28,839				
Unhedged							
Propane	6,114,536	$	5,328,835			$	0.87
Normal Butane	2,041,595	$	2,107,522			$	1.03
Iso Butane	1,161,990	$	1,377,093			$	1.19
Natural Gasoline	2,471,858	$	4,177,702			$	1.69
Total	11,789,979	$	12,991,152				
Total							
Propane	9,657,152	$	9,495,559	$	(483,015)	$	0.93
Normal Butane	3,379,715	$	3,582,849	$	(104,802)	$	1.03
Iso Butane	1,698,246	$	2,020,039	$	(44,949)	$	1.16
Natural Gasoline	3,647,690	$	6,637,636	$	(356,743)	$	1.72
Total	18,382,803	$	21,736,083	$	(989,509)		

2011 Processing Hedges – Keep Whole

	Gallons	Shrink (MMBtu Equivalent)		Gross Margin		Option Premiums		Spread
Hedged Value								
Propane	28,007,784	2,583,591	$	12,839,212	$	(5,801,557)	$	2.82
Normal Butane	7,859,880	814,887	$	4,885,730	$	(2,145,747)	$	3.34
Iso Butane	5,279,904	525,771	$	3,955,387	$	(1,779,328)	$	4.14
Natural Gasoline	10,920,188	1,255,970	$	14,819,913	$	(4,329,847)	$	8.35
Total	52,087,738	5,180,000	$	38,480,242	$	(13,858,478)		
Put Value Above Strike								
Propane			$	-				
Normal Butane			$	-				
Iso Butane			$	-				
Natural Gasoline			$	-				
Total			$	-				
Unhedged								
Propane	44,542,725	4,081,745	$	9,747,102			$	2.39
Normal Butane	14,600,447	1,514,963	$	4,247,550			$	2.80
Iso Butane	8,300,403	827,506	$	3,949,095			$	4.77
Natural Gasoline	15,549,174	1,771,512	$	13,601,375			$	7.88
Total	82,992,749	8,195,728	$	31,545,122				
Total								
Propane	72,550,509	6,845,338	$	22,588,314	$	(5,801,557)	$	2.58
Normal Butane	22,460,327	2,329,830	$	9,113,279	$	(2,145,747)	$	2.99
Iso Butane	13,580,307	1,353,278	$	7,904,482	$	(1,779,328)	$	4.53
Natural Gasoline	26,469,342	3,027,482	$	28,421,288	$	(4,329,847)	$	7.98
Total	135,060,485	13,355,728	$	68,025,364	$	(13,858,478)		

2011 Processing Hedges – Percent of Liquids

	Gallons		Gross Margin		Option Premiums		Price
Hedged Value							
Propane	1,728,216	$	2,350,374	$	(345,643)	$	1.16
Normal Butane	708,120	$	1,161,317	$	(193,317)	$	1.37
Iso Butane	264,096	$	456,886	$	(89,000)	$	1.39
Natural Gasoline	671,832	$	1,672,862	$	(266,381)	$	2.09
Total	3,372,264	$	5,641,438	$	(894,342)		
Put Value Above Strike							
Propane		$	-				
Normal Butane		$	-				
Iso Butane		$	-				
Natural Gasoline		$	-				
Total		$	-				
Unhedged							
Propane	8,264,542	$	7,198,306			$	0.87
Normal Butane	2,790,709	$	2,878,908			$	1.03
Iso Butane	1,498,982	$	1,776,061			$	1.18
Natural Gasoline	3,133,823	$	5,289,749			$	1.69
Total	15,688,056	$	17,143,023				
Total							
Propane	9,992,758	$	9,548,680	$	(345,643)	$	0.92
Normal Butane	3,498,829	$	4,040,224	$	(193,317)	$	1.10
Iso Butane	1,763,078	$	2,232,947	$	(89,000)	$	1.22
Natural Gasoline	3,805,655	$	6,962,610	$	(266,381)	$	1.76
Total	19,060,320	$	22,784,461	$	(894,342)		

Enogex

Asset Description

- Provides natural gas gathering, compression, treating/dehydration, processing, transportation and storage
- Approximately 2,318 miles of natural gas transmission pipe and two storage facilities
  - Average daily throughput of 1.52 Bcf/d in 2007
  - Connects to 11 different intrastate and interstate pipelines at 64 interconnection points
  - Two storage fields with working gas capacity of 23 Bcf
  - 175,000 horsepower of compression
- Over 5,534 miles of gathering pipeline
  - Connects to approximately 3,100 wells and 250 central receipt points
  - Gather ~ 1 Bcf/d
  - Six active processing plants, with 723 MMcf/d of inlet capacity, and 50% interest in an additional processing plant with 20 MMcf/d of inlet capacity
  - 225,000 horsepower of owned compression

Asset Map



Pipeline
Gathering
Transmission
Transmission-Leased Capacity
Facility
Processing Plant
Storage Facility
Interconnect
Bi-Directional
Delivery
Receipt

Transwestern

Asset Description

- Geographically positioned to access markets in the Mid-Continent and Texas as well as the growing markets of California, Arizona, New Mexico, and southern Nevada
- 2,648 miles of natural gas transmission pipelines
  - Average daily throughput of 1.8 Bcf/d in 2007
  - 19 interconnection points with interstate and intrastate pipelines
  - 347,745 horsepower of compression
- San Juan Loop completed July 2008 (0.4 Bcf/d pipeline capacity)
- New Phoenix lateral to be in-service by December 2008 (0.5 Bcf/d pipeline capacity)

Asset Map


Proposed Joint Venture
Transwestern
TW Phoenix Project

Midcontinent Express Pipeline

Asset Description

- 50/50 JV between Kinder Morgan Energy Partners, L.P. ("KMP") and ETP
  - KMP is managing construction and will operate the pipeline
- Approximately 275,000 Dth/d of firm transportation capacity leased from Enogex
  - Can be increased, subject to mutual agreement, to 800 Dth/d
  - Provides shippers with improved transportation options and seamless transactions between Enogex and MEP
- 500-mile FERC regulated pipeline will originate near Bennington, OK, be routed through Perryville, LA, and terminate at an interconnect with Transco in Butler, AL
- Initial capacity of 1.5 Bcf/d
  - Current commitments of 1.5 Bcf/d; Chesapeake is the "Foundation Shipper" with 600,000 Mcf/d
- An additional 300,000 Mcf/d of capacity was subscribed for in a recently completed open season
  - The capacity will be provided through the addition of compression
- Will interconnect with HPL's 30-inch Texoma Pipeline near Paris, TX; ETP's 36-inch Paris Loop Pipeline interconnects with HPL
- Key dates:
  - Construction began in Q3 2008
  - First phase expected to be in service by Q2 2009
  - Second phase expected to be in service by Q3 2009

Asset Map



Proposed Joint Venture
ETP/OGE
MEP Project
MEP

Note: Information includes 100% of pipeline capacity and throughput of MEP, of which ETP Enogex Partners will have only a 50% interest.

Canyon Pipeline

Asset Description

- 1,300+ miles of 2"-16" natural gas gathering pipelines
  - 193 MMcf/d of capacity as currently configured
  - 300 MMcf/d of capacity w/ added compression and processing
- 6 processing plants for NGL extraction and treating
  - 90 MMcf/d of capacity
- 2 NGL injection points on Enterprise Mid-Continent Pipeline
- 4 interstate interconnects with Questar, Northwest, Source Gas and TransColorado
- Piceance Basin
  - Production: 2.2 Bcf/d (1.1 Bcf/d in Canyon Corridor)
  - Potential Basin Reserves: 45.4 Tcf

Asset Map



Plants
Injection Sites
Rangely
North Douglas
Foundation Creek
South Canyon
Dellaque
Bar X
Harley Dome
Buzzard Creek

Historical Rate Deficiency
($ Millions)

Total Company	12/31/04[1]	9/30/08[2]	Difference	Oklahoma Jurisdiction
Adjusted Net Plant in Service [3]	1,850.6	2,583.8	733.2	76.9
O&M Expense	294.1	345.0	50.9	43.3
Depreciation	132.0	145.6	13.6	11.6
Gross Margin (OK)	637.0	690.0	53.0	(53.0)
Historical Rate Deficiency				78.8

[1] Last Oklahoma Rate Case

[2] Redbud, Centennial and Security Not Included

[3] CWIP, Accumulated Depreciation and Deferred Inc. Taxes Adjusted as in Last OK Rate Case